------------------------------------------------------------------------------






                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           Reported): June 24, 1999

                              THE PROVIDENT BANK
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Ohio                       333-67593          31-0412725
-------------------------------    ------------------------  -----------------
(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
          Incorporation)                                     Identification No.)


          One East Fourth Street
             Cincinnati, Ohio                            45202
          ----------------------          -----------------------------
          (Address of Principal                       (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code (513) 579-2000

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Incorporation of Certain Documents by Reference
-----------------------------------------------

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation and Subsidiaries, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation and Subsidiaries ("MBIA") into the Company's registration statement (File No. 333-67593). The financial statements will be referred to in the prospectus supplement relating to the Provident Bank Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2. In connection with the incorporation of such documents by reference, The Provident Bank is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE PROVIDENT BANK


                                         By: /s/ Kevin M. Shea
                                             --------------------------------
                                             Name:  Kevin M. Shea
                                             Title: Vice President

Dated:  June 24, 1999

                                 Exhibit Index
                                 -------------

         Exhibit
         -------
                                                                      Page
                                                                      ----

         23.   The Consent of PricewaterhouseCoopers LLP.................6